UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     CheckFree announced today that in conjunction with its amended alliance agreement with Bank of America, Bank of America relinquished its rights to 5 million of the original 10 million performance-based warrants for CheckFree common stock that were granted as part of its April 2000 alliance agreement with CheckFree.

Item 9. Regulation FD Disclosure

     CheckFree announced today that there were no changes to its previously announced financial expectations for its current fiscal year, which ends June 30, 2004, and its second quarter, which ends December 31, 2003.

     CheckFree will host a conference call at 8:00 a.m. (EST) on December 5, 2003, to update investors on its vision for extending its leadership position in the evolution of financial electronic commerce. In addition, senior management of CheckFree will discuss the implications of the amended alliance agreement with Bank of America. To phone into the conference call, dial 1-877-232-1067 anytime after 7:45 a.m. (EST) and ask for the conference call hosted by Peter Kight. CheckFree will also broadcast the call on the Internet. The live conference call will be accessible through the Investor Center section of the CheckFree corporate Web site at http://www.checkfreecorp.com. A digital replay of the call will be available on the same Web site after 9:00 a.m. (EST).

     Certain of CheckFree’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements regarding forecasts and expectations of revenue, earnings, and cash flows. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended June 30, 2003 (filed September 15, 2003), and its Form 10-Q for the fiscal quarter ended September 30, 2003 (filed November 13, 2003). One or more of these factors have affected, and could in the future affect, CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKFREE CORPORATION

Date: December 4, 2003	By: /s/ David E. Mangum David E. Mangum, Executive Vice President and Chief Financial Officer

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